Exhibit 99.2

11 1 Confidential Information Confidential Information 1 Confidential Information UHOS Q3 2008 Earnings Teleconference November 12, 2008

2 Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Universal Hospital Services, Inc. believes statements in this presentation looking forward in time involve risks and uncertainties. The following factors, among others, could adversely affect our business, operations and financial condition causing our actual results to differ materially from those expressed in any forward-looking statements: our history of net losses and substantial interest expense; our need for substantial cash to operate and expand our business as planned; our substantial outstanding debt and debt service obligations; restrictions imposed by the terms of our debt; a decrease in the number of patients our customers are serving; our ability to effect change in the manner in which healthcare providers traditionally procure medical equipment; the absence of long-term commitments with customers; our ability to renew contracts with group purchasing organizations and integrated delivery networks; changes in reimbursement rates and policies by third-party payors; the impact of health care reform initiatives; the impact of significant regulation of the health care industry and the need to comply with those regulations; prolonged negative changes in domestic and global economic conditions; difficulties or delays in our continued expansion into certain of our businesses/geographic markets and developments of new businesses/geographic markets; additional credit risks in increasing business with home care providers and nursing homes; impacts of equipment product recalls or obsolescence; increases in vendor costs that cannot be passed through to our customers; and other Risk Factors as detailed in our Annual Report on Form 10-K/A for the year ended December 31, 2007 as well as our other filings with the Securities and Exchange Commission. This presentation contains non-GAAP measures as defined by SEC rules. Reconciliations of these measures to the most directly comparable GAAP measures are contained in the appendix. Forward Looking Statements Forward Looking Statements

3 Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flows from Operations 3rd Quarter and Year-to-Date growth continues to be solid in light of the overall economic headwinds and our continued heavy investing for the future Financial Summary $ in Millions 3rd Quarter September YTD 2007 2008 % Chg 2007 2008 % Chg Revenue 65.2 $ 71.0 $ 8.9% 194.3 $ 218.1 $ 12.2% Adjusted EBITDA 22.7 $ 24.1 $ 6.0% 70.7 $ 78.2 $ 10.6%

4 3rd Quarter Overview Asset Management Programs: Signed a deal with Memorial Hermann to implement numerous programs throughout their hospitals in the Houston area beginning late 2008 Outsourcing volumes were steady, but behind the more robust respiratory growth rate last summer We continue to build for the future by investing in: Training, Geographic Expansion, Equipment and Delivery Fleet Expansion, Sales and Operations Specialists and Clinical Solutions and Marketing UHS

5 Recession likely hurts hospital admissions; but challenging financial markets push Providers towards Rental vs. Purchase Tremendous growth opportunities in Wound Therapy, Patient Handling and Asset Management, but will take time to fully develop UHS’ liquidity position remains very solid, allowing continued growth UHS expects to continue its history of consistent performance even in difficult markets Outlook Outlook

6 Financial Review

7 Customer Growth Customer growth began accelerating in late 2006 as UHS significantly differentiated itself through its equipment fleet and service levels Total Outsourcing Customers 3,000 4,000 5,000 6,000 7,000 8,000 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2003 2004 2004 2004 2004 2005 2005 2005 2005 2006 2006 2006 2006 2007 2007 2007 2007 2008 2008 2008

8 Medical Equipment Outsourcing Medical Equipment Outsourcing RENTAL OF UHS-OWNED EQUPMENT Supplemental (short-term) Long-Term Bariatrics: Suite of specialty equipment for treatment of obesity RENTAL OF MANUFACTURER-OWNED EQUIPMENT ASSET MANAGEMENT PARTNERSHIP PROGRAM (AMPP) On-site management to drive better equipment utilization (UHS people, technology & processes) Trend Analysis 3rd Quarter results were driven by the confluence of: Steady volume growth this summer, but behind last year’s more robust respiratory growth rate Higher gasoline costs Proactive up front investments to build for the future business opportunities in Beds / Surfaces / Wound Therapy, including payroll, occupancy and vehicle fleet costs Higher historical depreciation due to robust capital spending to bring on new customers Refer to Appendix for reconciliation of Gross Margin Pre-FAS 141 to Gross Margin $ in Millions 3rd Quarter September YTD 2007 2008 % Chg 2007 2008 % Chg Revenues 50.0 $ 53.5 $ 7.0% 151.5 $ 168.7 $ 11.3% Gross Margin Pre-FAS 141 21.8 $ 22.0 $ 1.0% 68.1 $ 73.9 $ 8.6% Gross Margin % Pre-FAS 141 43.5% 41.1% 44.9% 43.8%

9 Technical and Professional Services Technical and Professional Services TECHNICAL SERVICES Maintain & Repair Customer-owned Equipment: Non-resident, response-based / scheduled Biomedical Services Resident Biomedical Programs Manufacturer Services PROFESSIONAL SERVICES Technology baseline assessments Vendor neutral Capital Planning Services Product comparison research and reports Equipment product of choice Equipment utilization studies Trend Analysis YTD revenue growth is related to the April 1, 2007 acquisition of the ICMS division of Intellamed Revenues were flat in Q3 due to competing priorities in other segments for our sales force Gross margin was up in Q3 2008 due to operating efficiencies $ in Millions 3rd Quarter September YTD 2007 2008 % Chg 2007 2008 % Chg Revenues 11.1 $ 11.2 $ 0.7% 29.5 $ 34.6 $ 17.1% Gross Margin Pre-FAS 141 2.9 $ 3.1 $ 5.7% 8.7 $ 9.2 $ 5.2% Gross Margin % Pre-FAS 141 26.5% 27.8% 29.6% 26.5% Refer to Appendix for reconciliation of Gross Margin Pre-FAS 141 to Gross Margin

10 10 Medical Equipment Sales and Remarketing Medical Equipment Sales and Remarketing Trend Analysis Strong results in the 3rd quarter of 2008 were driven by robust equipment sales, which were made possible by the scale and scope of our Outsourcing operations Gross Margin % and overall results in this segment will fluctuate based on equipment availability, transactional size and the transactional nature of the business ASSET RECOVERY & EQUIPMENT BROKERAGE NEW EQUIPMENT SALES DISPOSABLE SALES Refer to Appendix for reconciliation of Gross Margin Pre-FAS 141 to Gross Margin $ in Millions 3rd Quarter September YTD 2007 2008 % Chg 2007 2008 % Chg Revenues 4.1 $ 6.3 $ 54.6% 13.2 $ 14.8 $ 11.8% Gross Margin Pre-FAS 141 0.9 $ 1.9 $ 123.8% 2.6 $ 4.2 $ 61.8% Gross Margin % Pre-FAS 141 21.1% 30.6% 19.5% 28.2%

11 11 Refer to Appendix for reconciliation of Cash SG&A to SG&A, Gross Margin Pre-FAS 141 to Gross Margin, and Adjusted EBITDA to Cash Flows from Operations Selected Income Statement Data Selected Income Statement Data $ in Millions 3rd Quarter September YTD LTM 2007 2008 % Chg 2007 2008 % Chg Sept 2008 Consolidated Revenues 65.2 $ 71.0 $ 8.9% 194.3 $ 218.1 $ 12.2% 287.8 $ Gross Margin Pre-FAS 141 25.6 $ 27.0 $ 5.7% 79.4 $ 87.3 $ 9.9% 113.6 $ % of Revenues 39.2% 38.1% 40.9% 40.0% 39.5% Cash SG&A 14.4 $ 15.4 $ -7.1% 43.4 $ 47.1 $ -8.5% 62.1 $ % of Revenues 22.1% 21.7% 22.3% 21.6% 21.6% Adjusted EBITDA 22.7 $ 24.1 $ 6.0% 70.7 $ 78.2 $ 10.6% 103.0 $ % of Revenues 34.9% 34.0% 36.4% 35.9% 35.8%

12 12 Leverage & Liquidity Overview Leverage & Liquidity Overview – Sept 30, 2008 Sept 30, 2008 $ in Millions Swapped to all-in fixed rate of 9.07% through 6/1/2012 $135 Bank Line Available Liquidity = $90 Unused, but Earmarked for Dec 1st Interest Payments = $20 Usage on 9/30/08 = $25 (including LOCs) Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flows from Operations Maturity 2015 8.50% PIK Notes 230.0 $ 2015 Floating Rate Notes 230.0 2011 10.125% Notes 9.9 2013 Revolver 24.3 Capitalized Leases 9.7 Net Debt at 9/30/08 503.9 $ + Accrued Interest 14.1 Net Debt & Accrued Interest 518.0 $ LTM Sept 2008 Adj EBITDA 103.0 $ Leverage 5.0x

2008 Estimated Guidance ($ millions)

	2007 A	2008 E	Wild Cards
Adjusted EBITDA (pre-FAS 141 and other adjustments)	$95.5	Original: ~ $104 Q1 update: $105 - $108 Q3 update: $104 + / -	- Hospital Admissions / Elective Surgeries - Unemployment / Self Insured + Curtailed Hospital Capex + "Never Events" upgrades - Customer Health
Net Accrual Capex	$72.2	~ $70	IDN AMPP signings Heavy spending for our new customers

We are modestly adjusting our 2008E Adjusted EBITDA guidance to $104 million + / -

Expect to produce steady growth as well in 2009

Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flow from Operations; and reconciliation of Net Accrual Capex

UHS

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14 14 Expecting to be a steady performer through the rough waters of politics and the economy over the near term Refer to Appendix for reconciliation of Adjusted EBITDA to Cash Flows from Operations Adjusted EBITDA Track Record Adjusted EBITDA Track Record $20,000 $35,000 $50,000 $65,000 $80,000 $95,000 $110,000 2000 2001 2002 2003 2004 2005 2006 2007 2008E

15 15 Appendix Appendix Selected Reconciliations EBITDA Reconciliation: Q3 2008 and YTD 2008 EBITDA Reconciliation: 2000 – LTM September 2008 Depreciation and Amortization Reconciliation Other Reconciliations

16 16 Selected Reconciliations Selected Reconciliations $ in Millions 3rd Quarter September YTD LTM 2007 2008 2007 2008 Sept 2008 Gross Margin FAS 141 Impact Depreciation 3.6 4.6 5.1 11.8 15.4 Inventory Adjustment 0.1 - 0.2 - - Occupancy - - - 0.1 0.2 Fixed Asset Disposals 0.9 0.5 1.0 1.5 2.4 Total Gross Margin FAS 141 Impact 4.6 $ 5.1 $ 6.3 $ 13.4 $ 18.0 $ SG&A per GAAP to Cash SG&A SG&A per GAAP 20.8 21.3 56.0 64.9 86.3 Option Expense 2003 Stock Option Program - - (1.2) - - 2007 Stock Option Program (1.0) (0.7) (1.4) (1.9) (3.0) Other - (0.1) - (0.1) (0.1) Depreciation & Amortization (Intangibles) (0.8) (0.7) (3.6) (2.3) (3.0) FAS 141 Depreciation & Amortization (4.2) (4.0) (5.6) (12.3) (16.6) Other FAS 141 Impact (0.1) (0.1) (0.1) (0.3) (0.4) Management, Board, & Strategic Fees (0.3) (0.3) (0.8) (0.9) (1.1) Cash SG&A 14.4 15.4 43.4 47.1 62.1 Company Sale/Restructuring 2003 Stock Option Program Expense - - 6.7 - - Accounting, Legal & Investment Banking Advisory Fees 0.2 - 9.5 - - Severance/Relocation - - 0.9 - - Bridge Commitment Fee - - 3.5 - - Fees to BSMB - - 6.5 - - Total Company Sale/Restructuring 0.2 $ - $ 27.1 $ - $ - $ Loss on Extinguishment of Debt - $ - $ 23.4 $ - $ - $

17 17 Selected Reconciliations Selected Reconciliations Gross Margin Pre-Gross Margin Pre-FAS 141 to Gross Margin FAS 141 to Gross Margin $ in Millions 3rd Quarter September YTD 2007 2008 2007 2008 Medical Equipment Outsourcing Gross Margin Pre-FAS 141 21.8 $ 22.0 $ 68.1 $ 73.9 $ FAS 141 Depreciation 3.6 4.6 5.1 11.8 Other FAS 141 Items 0.6 0.3 0.6 0.9 Gross Margin per GAAP 17.6 $ 17.1 $ 62.4 $ 61.2 $ Technical & Professional Services Gross Margin Pre-FAS 141 2.9 $ 3.1 $ 8.7 $ 9.2 $ Gross Margin per GAAP 2.9 $ 3.1 $ 8.7 $ 9.2 $ Medical Equipment Sales and Remarketing Gross Margin Pre-FAS 141 0.9 $ 1.9 $ 2.6 $ 4.2 $ Other FAS 141 Items 0.4 0.2 0.5 0.7 Gross Margin per GAAP 0.5 $ 1.7 $ 2.1 $ 3.5 $ Total Gross Margin Pre-FAS 141 25.6 $ 27.0 $ 79.4 $ 87.3 $ Total FAS 141 Depreciation 3.6 4.6 5.1 11.8 Total Other FAS 141 Items 1.0 0.5 1.2 1.6 Total Gross Margin per GAAP 21.0 $ 21.9 $ 73.1 $ 73.9 $

EBITDA Reconciliation Q3 2008 and YTD 2008

Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") before management and board fees, stock option expense, FAS 141 impact, loss on extinguishment of debt and transaction and related costs, which may not be calculated consistently among other companies applying similar reporting measures. EBITDA and Adjusted EBITDA are not intended to represent an alternative to operating income or cash flows from operating, financing or investing activities (as determined in accordance with generally accepted accounting principles ("GAAP")) as a measure of performance, and are not representative of funds available for discretionary use due to UHS' financing obligations. EBITDA is included because it is a widely accepted financial indicator used by certain investors and financial analysts to assess and compare companies and is an integral part of UHS' debt covenant calculations, and Adjusted EBITDA is included because UHS' financial guidance and certain compensation plans are based upon this measure. Management believes that Adjusted EBITDA provides an important perspective on the Company's ability to service its long-term obligations, the Company's ability to fund continuing growth, and the Company's ability to continue as a going concern. A reconciliation of operating cash flows to EBITDA and Adjusted EBITDA is included below (millions).

$ in Millions	3rd Quarter		September YTD	
	2007	2008	2007	2008
Net Cash provided by Operating Activities	$ 20.9	$ 22.7	$ 29.2	$ 51.0
Changes in Operating Assets and Liabilities	(9.1)	(9.7)	(6.6)	(6.5)
Other and Non-Cash Expenses	1.4	1.7	(29.9)	3.6
Income Tax Expense	(4.3)	(3.8)	(5.4)	(9.7)
Interest Expense	11.3	11.5	28.9	35.0
EBITDA	20.2	22.4	16.2	73.4
Management, Board, & Strategic Fees	0.2	0.3	0.8	0.9
Other	-	0.1	(0.7)	0.1
Stock Option Expense	1.0	0.7	2.6	1.9
FAS 141 Impact	1.1	0.6	1.3	1.9
Loss on Extinguishment of Debt	-	-	23.4	-
Transaction and Related Costs	0.2	-	27.1	-
Adjusted EBITDA	$ 22.7	$ 24.1	$ 70.7	$ 78.2

UHS

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EBITDA Reconciliation: 2000 – LTM Sept 2008

Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") before management and board fees, stock option expense, FAS 141 impact, loss on extinguishment of debt and transaction and related costs, which may not be calculated consistently among other companies applying similar reporting measures. EBITDA and Adjusted EBITDA are not intended to represent an alternative to operating income or cash flows from operating, financing or investing activities (as determined in accordance with generally accepted accounting principles ("GAAP")) as a measure of performance, and are not representative of funds available for discretionary use due to UHS' financing obligations. EBITDA is included because it is a widely accepted financial indicator used by certain investors and financial analysts to assess and compare companies and is an integral part of UHS' debt covenant calculations, and Adjusted EBITDA is included because UHS' financial guidance and certain compensation plans are based upon this measure. Management believes that Adjusted EBITDA provides an important perspective on the Company's ability to service its long-term obligations, the Company's ability to fund continuing growth, and the Company's ability to continue as a going concern. A reconciliation of operating cash flows to EBITDA and Adjusted EBITDA is included below (millions).

$ in Millions	2000	2001	2002	2003	2004	2005	2006	2007	LTM Sept 2008
Net Cash provided by Operating Activities	$ 28.2	$ 31.7	$ 40.2	$ 16.0	$ 38.0	$ 44.0	$ 48.9	$ 29.8	$ 51.6
Changes in Operating Assets and Liabilities	(3.5)	0.4	4.1	7.9	2.2	2.3	0.7	6.7	6.8
Other and Non-Cash Expenses	(2.3)	(3.7)	(11.7)	(7.9)	(3.4)	(3.3)	(4.1)	(28.5)	5.1
Income Tax Expense	0.1	0.1	0.1	0.3	1.2	0.8	0.6	(9.7)	(14.0)
Interest Expense	20.7	19.6	18.1	20.2	30.5	31.1	31.6	40.2	46.3
EBITDA	43.2	48.1	50.8	36.5	68.5	75.0	77.7	38.5	95.8
Recapitalization, company sale, stock compensation and severence expenses	-	1.6	10.1	14.4	-	-	-	27.2	-
Terminated IPO Expenses	-	1.2	-	-	-	-	-	-	-
Loss on extinguishment of debt	-	-	-	13.3	-	-	-	23.4	-
Financing and Reorganization Charges	$ -	$ 2.8	$ 10.1	$ 27.7	$ -	$ -	$ -	$ 50.6	$ -
Management, Board, & Strategic Fees	0.3	0.4	0.3	0.3	0.7	0.8	1.6	1.0	1.1
Other	-	-	-	-	-	-	-	(0.7)	0.1
Stock Option Expense	-	-	-	-	-	-	1.7	3.7	3.0
FAS 141 Impact								2.4	3.0
Adjusted EBITDA	$ 43.5	$ 51.3	$ 61.2	$ 64.5	$ 69.2	$ 75.8	$ 81.0	$ 95.5	$ 103.0
Total Revenue	$ 106.0	$ 125.6	$ 153.8	$ 171.0	$ 199.6	$ 215.9	$ 225.1	$ 264.0	$ 287.8

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20 20 Depreciation & Amortization Reconciliation Depreciation & Amortization Reconciliation $ in Millions 3rd Quarter September YTD LTM 2007 2008 2007 2008 Sept 2008 Medical Equipment Depreciation 10.5 $ 11.3 $ 32.2 $ 34.7 $ 46.9 $ FAS 141 Medical Equipment Depreciation 3.6 4.5 5.0 11.7 15.3 Total Medical Equipment Depreciation 14.1 15.8 37.2 46.4 62.2 . Other Gross Margin Depreciation 1.0 1.2 3.0 3.3 4.6 FAS 141 Other Gross Margin Depreciation - - 0.1 0.1 0.1 Total Other Gross Margin Depreciation 1.0 1.2 3.1 3.4 4.7 Gross Margin Depreciation 11.5 12.5 35.2 38.0 51.5 FAS 141 Gross Margin Depreciation 3.6 4.5 5.1 11.8 15.4 Total Gross Margin Depreciation 15.1 17.0 40.3 49.8 66.9 Selling, General, and Admin Depreciation 0.8 0.7 2.5 2.3 3.1 FAS 141 Selling, General, and Admin Depreciation 0.2 0.2 0.2 0.5 0.6 Total Selling, General, and Admin Depreciation 1.0 0.9 2.7 2.8 3.7 Amortization of Intangibles - - 1.2 - - FAS 141 Amortization of Intangibles 4.0 3.8 5.4 11.8 15.9 Total Amortization of Intangibles 4.0 3.8 6.6 11.8 15.9 Total Depreciation and Amortization 20.1 $ 21.7 $ 49.6 $ 64.4 $ 86.5 $

21 21 Appendix Appendix – Other Reconciliations Other Reconciliations ACCRUAL CAPEX RECONCILIATION LTM $ in Millions 2000 2001 2002 2003 2004 2005 2006 2007 Sept 2008 Cash used in Investing Activities 31.5 $ 41.5 $ 39.0 $ 36.8 $ 65.2 $ 40.6 $ 51.7 $ 418.9 $ 73.6 $ - Acquisitions - (7.8) - (1.9) (15.1) (1.1) - (349.7) - - Other 0.1 (0.3) (0.2) (0.2) - - - 1.4 - - MME in A/P prior period (3.0) (3.0) (5.9) (6.0) (10.5) (3.8) (5.8) (7.4) (9.1) + MME in A/P current period 3.0 5.9 6.0 10.5 3.8 5.8 7.4 9.0 6.9 Accrual Capex 31.6 $ 36.3 $ 38.9 $ 39.2 $ 43.4 $ 41.5 $ 53.3 $ 72.2 $ 71.4 $ Acquisitions Intellamed Assets - $ - $ - $ - $ - $ - $ - $ (14.6) $ - $ UHS by Parent - - - - - - - (335.1) - Other - (7.8) - (1.9) (15.1) (1.1) - - - Total Acquisitions - $ (7.8) $ - $ (1.9) $ (15.1) $ (1.1) $ - $ (349.7) $ - $